SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       -----------------------------------



                                   FORM 8-K/A




     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest  event  reported):  JUNE 24, 1998 (February 25,
                                     1998)


                           ESSEX PROPERTY TRUST, INC.
                          (Exact name of Registrant as
                            Specified in its Charter)

                                    Maryland
                          (State or Other Jurisdiction
                                of Incorporation)

                                     1-13106
                            (Commission File Number)

                                   77-0369576
                        (IRS Employer Identification No.)


                              925 East Meadow Drive
                               Palo Alto, CA 94303
                                 (650) 494-3700
          (Address, Including Zip Code, and Telephone Number, Including
             Area Code, of Registrant's Principal Executive Offices)

Item 5.  OTHER EVENTS.

          Essex Property Trust, Inc. hereby amends Item 7 of its Current Report on Form 8-K filed with the Securities and Exchange Commission on March 31, 1998 (the "Report"), to provide additional information relating to certain pro forma adjustments. No significant changes have been made to Item 5 of the Report, which has been included herein for convenience only.

         On December 30, 1997, Casa Mango, a 96 unit apartment community located in Del Mar, California, was acquired for a contract price of approximately $9.9 million, by a newly formed limited partnership in which the Company owns an approximate $7 million preferred limited partner interest. For the approximate remainder of the contract price, the Company owns an 84% limited partnership interest, Essex Management Corporation owns a 1% general partnership interest and unrelated third parties own a 15% limited partnership interest. Pardee Construction Company, a California corporation, was the arms-length third party seller of the property.

         On December 17, 1997, the Company acquired Village at Cascade Park, a 198 unit apartment community located in Vancouver, Washington, for a contract price of approximately $10.4 million. WFRWW Partnership, Patricia Haugen and John Leyerzaph were the arms-length third party sellers of the property.

         On February 25, 1998, the Company acquired Mirabella Apartments, a 608-unit apartment community in Newbury Park, California, for a contract price of approximately $50.5 million. Prometheus Southern California II, L.P. was the arms-length third party sellers of the property.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements                                  Page
         ---      --------------------                                  ----

                  Independent Auditors' Report                           6

                  Combined statement of revenues and certain
                  expenses of Casa Mango, The Village at Cascade
                  Park, and Mirabella Apartments.                        7

                  Notes to combined  statements of revenues and
                  certain expenses of Casa Mango, The Village at
                  Cascade Park, and Mirabella Apartments                 8

              (c)  Exhibits
              ---  --------

                  23.1      Consent of Independent Auditors'            10

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              ESSEX PROPERTY TRUST, INC.



June 24, 1998                                        By:  /s/ Mark J. Mikl
                                                     -----------------------
                                                              Mark J. Mikl
                                                              Controller

                    CASA MANGO, THE VILLAGE AT CASCADE PARK,
                            AND MIRABELLA APARTMENTS

               Combined Statement of Revenues and Certain Expenses

                                December 31, 1996

                   (With Independent Auditors' Report Thereon)

        CASA MANGO, THE VILLAGE AT CASCADE PARK, AND MIRABELLA APARTMENTS

               Combined Statement of Revenues and Certain Expenses

                          Year ended December 31, 1996



                                    Contents

                                                                      Page
                                                                      ----

Independent Auditors' Report........................................   6

Combined Statement of Revenues and Certain Expenses.................   7

Notes to Combined Statement of Revenues and Certain Expenses.......    8

                          Independent Auditors' Report

The Board of Directors
Essex Property Trust, Inc.:

We have audited the accompanying Combined Statement of Revenues and Certain Expenses (the Statement) of Casa Mango, the Village at Cascade Park, and Mirabella Apartments for the year ended December 31, 1996. The Statement is the responsibility of management. Our responsibility is to express an opinion on the Statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan an perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared to comply with the requirements of Rule 3-14 of Regulation S-X of the Securities and exchange Commission and excludes certain expenses, described in note 1, that would not be comparable to those resulting from the proposed future operations of the properties. It is not intended to be a complete presentation of the operations of the properties.

In our opinion, the Statement referred to above presents fairly, in all material respects, the revenues and certain expenses, as described in note 1, of Casa Mango, the Village at Cascade Park, and Mirabella Apartments for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                                           KPMG Peat Marwick LLP

San Francisco, California
February 1, 1998

        CASA MANGO, THE VILLAGE AT CASCADE PARK, AND MIRABELLA APARTMENTS

               Combined Statement of Revenues and Certain Expenses

                          Year ended December 31, 1996


Revenues:
     Rental income                                             $   7,091,337
     Other                                                           198,865
                                                               -------------

                                                                   7,290,202
                                                               -------------

Certain expenses:
     Salaries                                                        686,388
     Real estate taxes                                               410,222
     Utilities                                                       572,372
     Maintenance and repairs                                         567,585
     Advertising                                                     143,421
     Insurance                                                       158,156
     Administrative                                                  113,272
     Professional services                                            98,328
     Other                                                             3,516
                                                               -------------

                                                                   2,753,260
                                                               -------------
Revenues in excess of certain expenses                         $   4,536,942
                                                               -------------


















  See accompanying notes to Combined Statement of Revenues and Certain Expenses

        CASA MANGO, THE VILLAGE AT CASCADE PARK, AND MIRABELLA APARTMENTS

          Notes to Combined Statement of Revenues and Certain Expenses

                                December 31, 1996



(1)      Properties and Accounting Presentation

         The Combined Statement of Revenues and Certain Expenses has bee prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Casa Mango, a 96 unit apartment building located in San Diego, California, the Village at Cascade Park, a 192 unit apartment building located in Vancouver, Washington, and Mirabella, a 608 unit apartment building located in Newbury Park, California.

         The following represents the date each property was acquired:

                  Property                                    Date
                  --------                                    ----

                  Casa Mango                                  December 30, 1997
                  The Village at Cascade Park                 December 17, 1997
                  Mirabella                                   February 25, 1998

         In accordance with Rule 3-14, expenses are presented exclusive of depreciation, management fees, interest and income taxes as these expenses would not be comparable to the proposed future operations of the properties.

         The acquisition of the properties may result in a new valuation for purposes of determining future property tax assessments.

         Rental revenue is recognized on the accrual basis of accounting. Tenant leases are generally for a one year period or less.

                                                               (Continued)

        CASA MANGO, THE VILLAGE AT CASCADE PARK, AND MIRABELLA APARTMENTS

          Notes to Combined Statement of Revenues and Certain Expenses



(2) Estimated Taxable Operating Results and Cash to be Made Available by Operations (unaudited)

         Estimated Taxable Operating Income and Cash Available by Operations for the twelve months ended December 31, 1996 are shown below. However, Essex Property Trust, Inc. (the Company) has and believes it will continue to qualify as a real estate investment trust (REIT) under Sections 856 to 860 of the Internal Revenue Code of 1986, as amended. The Company also believes that current distributions to shareholders will equal or exceed 100% of its taxable income. Depreciation expense of $1,890 was estimated considering the purchase price of each property and the appropriate income tax depreciation method using a 27 1/2 year depreciable life for the buildings.

         Taxable Operating Income for Essex Property Trust, Inc. ("Registrant") is estimated income subject to taxation before the dividends paid deduction. Taxable income for Casa Mango, the Village at Cascade Park, and Mirabella is estimated based on their combined revenues in excess of certain expenses in the accompanying financial statement less estimated depreciation expense. The dividends paid deduction is estimated based on Registrants policy of paying dividends which exceed 100% of taxable income. Estimated Cash To Be Made Available By Operations reflects Registrants' 1996 cash from operating activities. Cash To Be Made Available By Operations from the combined operations of Casa Mango, the Village at Cascade Park, and Mirabella is estimated to be the same as revenues in excess of certain expenses in the accompanying financial statement.


                                                         Casa Mango,
                                                          Village at
                                                           Cascade
                                                          Park, and
                                            Registrant    Mirabella    Combined
                                            ----------   -----------  ----------
                                                 Year ended December 31, 1996
                                            ------------------------------------
   Estimated taxable operating income      $  7,141       $  2,647    $   9,788
   Estimated dividends paid deduction        (7,141)        (2,647)      (9,788)
                                            ----------   -----------  ----------

   Estimated tax expense                   $      -              -            -
                                            ==========   ===========  ==========

 Estimated cash available by operations    $  22,029         4,537       26,566

                        Consent of Independent Auditors'

The Board of Directors
Essex Property Trust, Inc.:

We hereby consent to the incorporation of our report dated February 1, 1998 included in this Form 8-K/A into the Company's previously filed Registration Statements No. 333-44467 and 333-21989.

                                                           KPMG Peat Marwick LLP



San Francisco, California
June 24, 1998